Fees Summary	Jan. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 48,239,323.20
Previously Paid Amount	0.00
Total Fee Amount	7,385.44
Total Offset Amount	0.00
Net Fee	$ 7,385.44